UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Soliciting Material Under § 240.14a-12

PROCACCIANTI HOTEL REIT, INC.

(Name of Registrant as Specified in its Charter)

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PROCACCIANTI HOTEL REIT, INC.
1140 Reservoir Avenue
Cranston, RI
02920-6320
[ ], 2019
Dear Stockholder:
You are cordially invited to attend a special meeting of Stockholders to be held on [ ], [ ], 2019, at [ ] [p.m.] local time at our offices located at 1140 Reservoir Avenue, Cranston, RI, 02920-6320.
The matters expected to be acted upon at the meeting are described in the following Notice of the Special Meeting and Proxy Statement.
Directors and officers will be available at the meeting to speak with you. There will be an opportunity during the meeting for your questions regarding the affairs of Procaccianti Hotel REIT, Inc. and for a discussion of the business to be considered at the meeting.
It is important that you use this opportunity to take part in the affairs of Procaccianti Hotel REIT, Inc. by voting on the business to come before this meeting. I urge you to authorize a proxy to vote your shares via the Internet, or by calling the toll-free telephone number, or by signing, dating and promptly returning your proxy card enclosed with the proxy materials. For special instructions on how to vote your shares, please refer to the instructions on the proxy card. Voting by proxy does not deprive you of your right to attend the meeting and to vote your shares in person.
We look forward to seeing you at the meeting.
Sincerely,

James A. Procaccianti Chief Executive Officer, President and Chairman of the Board of Directors

PROCACCIANTI HOTEL REIT, INC.
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [ ], 2019
To Procaccianti Hotel REIT, Inc. Stockholders:
You are invited to attend a special meeting of stockholders of Procaccianti Hotel REIT, Inc., a Maryland corporation (the “Company,” “we,” or “us”), which will be held on [ ], [ ], 2019, at [ ] [p.m.] local time at our offices located at 1140 Reservoir Avenue, Cranston, RI, 02920-6320. The sole purpose of the special meeting will be to consider and vote upon two proposals to amend the Second Articles of Amendment and Restatement of the Company (as amended, the “Charter”). The proposals and other related matters are more fully described in the proxy statement accompanying this notice.
Only stockholders of record at the close of business on [ ], 2019 are entitled to receive this notice and to vote at the special meeting. We reserve the right, in our sole discretion, to adjourn or postpone the special meeting to provide more time to solicit proxies for the meeting.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON [ ], 2019.
THE PROXY STATEMENT IS AVAILABLE AT www.proxypush.com/PROC.
You may obtain directions to attend the special meeting by calling (866) 606-2741.
All stockholders are cordially invited to attend the special meeting in person. Whether or not you expect to attend, WE URGE YOU TO READ THE PROXY STATEMENT AND EITHER COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED OR TO SUBMIT YOUR PROXY BY TELEPHONE OR THE INTERNET. FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD. YOUR PROMPT RESPONSE WILL HELP AVOID POTENTIAL DELAYS AND MAY SAVE THE COMPANY SIGNIFICANT ADDITIONAL EXPENSE ASSOCIATED WITH SOLICITING STOCKHOLDER VOTES. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE.
Sincerely,
By Order of the Board of Directors

[ ]
Cranston, Rhode Island
[ ], 2019
PLEASE VOTE — YOUR VOTE IS IMPORTANT

PROCACCIANTI HOTEL REIT, INC.
1140 Reservoir Avenue
Cranston, RI, 02920-6320
PROXY STATEMENT
QUESTIONS AND ANSWERS
We are providing you with this proxy statement, which contains information about the items to be voted upon at our special meeting. To make this information easier to understand, we have presented some of the information below in a question and answer format.
Q:
Why did you send me this proxy statement?

A:
We sent you this proxy statement and the enclosed proxy card because our board of directors (the “Board”) is soliciting your proxy to vote your shares of the Company’s common stock at the special meeting. This proxy statement includes information that we are required to provide to you under the rules of the U.S. Securities and Exchange Commission (“SEC”) and is designed to assist you in voting. This proxy statement and the proxy card are being mailed to you on or about [ ], 2019.

Q:
What is a proxy?

A:
A proxy is a person who votes the shares of stock of another person who does not attend a meeting. The term “proxy” also refers to the proxy card. When you return the enclosed proxy card, or give your proxy by telephone or over the Internet, you are giving us your permission to vote your shares of common stock at the special meeting. The person who will vote your shares of common stock at the special meeting is any of James A. Procaccianti, Gregory Vickowski, or Ron Hadar. They will vote your shares of common stock as you instruct. If you sign and return the proxy card, or authorize your proxy by telephone or over the Internet, and give no instructions, the proxies will vote FOR each of the proposals to amend our Charter. The proxies will not vote your shares of common stock if you do not return the enclosed proxy card or submit your proxy by telephone or over the Internet. This is why it is important for you to return the proxy card or submit your proxy by telephone or over the Internet to us as soon as possible whether or not you plan on attending the meeting in person.

If you authorize your proxy by telephone or over the Internet, please do not return your proxy card.
Q:
When is the special meeting and where will it be held?

A:
The special meeting will be held on [ ], [ ], 2019, at [ ] p.m. local time at our offices located at 1140 Reservoir Avenue, Cranston, RI, 02920-6320.

Q:
How many shares of common stock can vote?

A:
As of the close of business on the record date of  [ ], 2019, there were [ ] shares of our Class K common stock issued and outstanding, [ ] shares of our Class K-I common stock issued and outstanding, [ ] shares of our Class K-T common stock issued and outstanding, and [ ] shares of our Class A common stock issued and outstanding. Every stockholder of record as of the close of business on [ ], 2019, is entitled to one vote for each share of common stock held at that date and time. Fractional shares will have corresponding fractional votes. For purposes of this proxy statement, when we refer to common stock, we are referring to shares of Class K common stock (“K Shares”), Class K-I common stock (“K-I shares”), Class K-T common stock (“K-T shares”) and Class A common stock (“A Shares”).

Q:
What is a “quorum”?

A:
A “quorum” consists of the presence in person or by proxy of stockholders holding 50% of the outstanding shares as of the record date. There must be a quorum present in order for the special meeting to be a duly held meeting at which business can be conducted. If you submit a properly executed proxy card, even if you abstain from voting or do not give instructions for voting, then you will at least be considered part of the quorum. Broker non-votes will also be counted to determine whether a quorum is present. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner.
Q:
What may I vote on?

A:
At the special meeting, you will be asked to consider and vote upon (1) a proposal to amend the Charter in order to increase the rate at which cash distributions on K Shares, K-I Shares and K-T Shares automatically accrue under the Charter from 6% to 7% per annum of the K Share Distribution Base of such K Share, K-I Share Distribution Base of such K-I Share and K-T Share Distribution Base of such K-T Share, respectively (as defined herein). Pursuant to the Charter, the K-I Share Distribution Base is equal to $10.00 per K-I Share, the K Share Distribution Base is equal to $10.00 per K Share, and the K-T Share Distribution Base is equal $10.00 per K-T Share, each subject to reduction due to any special distributions of excess cash from net sales proceeds that the Board may authorize the Company to pay (“Proposal 1A”), and (2) a proposal to amend the Charter in order to increase the maximum rate at which distributions on A Shares may be authorized by the Board and declared by the Company from 6% to 7% of the stated value of an A Share ($10.00) from income and cash flow from ordinary operations on a cumulative basis (“Proposal 1B”).

Q:
How does the Board recommend I vote on the proposals?

A:
The Board unanimously recommends that you vote your shares “FOR” each of the proposals to amend the Charter. No director has informed us that he intends to oppose the proposals.

Q:
If either proposals to amend the charter are not approved, what will happen?

A:
If Proposal 1A or Proposal 1B is not approved, the Charter will not be amended and we will continue to be governed by the Charter currently in effect. However, if both Proposal 1A and Proposal 1B are approved by the requisite vote at the special meeting or any postponement or adjournment thereof, then the Articles of Amendment will be filed with the SDAT and the applicable proposed amendment will be reflected in the Charter.

Q:
Who is entitled to vote?

A:
Anyone who owned our common stock at the close of business on [ ], 2019, the record date, is entitled to vote at the special meeting.

Q:
What vote is required to approve the proposals?

A:
The affirmative vote of at least a majority of the votes entitled to be cast on the proposals will be necessary to approve each of the proposals. Abstentions and broker non-votes will count as votes against the proposals.

Q:
How do I vote?

A:
You may vote your shares of common stock either in person or by proxy. In order to vote in person, you must attend the special meeting. Whether you plan to attend the meeting and vote in person or not, we urge you to have your vote recorded. Stockholders may submit their proxy via mail, using the enclosed proxy card. In addition, stockholders who live in the United States may authorize a proxy by following the “Vote by Phone” instructions on the enclosed proxy card. Stockholders with Internet access may submit a proxy by following the “Vote by Internet” instructions on the enclosed proxy card. The telephone and Internet voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to authorize a proxy and confirm that their instructions have been properly recorded. If the telephone or Internet option is available to you, we strongly encourage you to use it because it is faster and less costly. If you attend the special meeting, you also may submit your vote in person, and any previous votes or proxies that you submitted will be superseded by the vote that you cast at the special meeting. If you return your signed proxy card, or authorize your proxy by telephone or over the Internet, but do not indicate how you wish to vote, your shares of common stock will be counted as present for purposes of determining a quorum and voted FOR each of Proposal 1A and Proposal 1B, in accordance with the recommendation of the Board or, in the absence of such a recommendation, in the discretion of the proxies.
Q:
What if I return my proxy card and then change my mind?

A:
You have the right to revoke your proxy at any time before the vote by:

(1)
notifying Ron Hadar, our secretary, in writing at our offices located at 1140 Reservoir Avenue, Cranston, RI, 02920-6320;

(2)
attending the meeting and voting in person; or

(3)
authorizing another proxy again at a later date using the same procedure as set forth above, but before the meeting date. Only the most recent vote will be counted and all others will be discarded regardless of the method of voting.

Q:
Is this proxy statement the only way that proxies are being solicited?

A:
No. In addition to mailing proxy solicitation material, our directors and officers, or employees of Procaccianti Hotel Advisors, LLC (the “Advisor”), our advisor, as well as third-party proxy service companies we retain, may also solicit proxies in person, by telephone or by any other electronic means of communication we deem appropriate. No additional compensation will be paid to our directors or officers or to employees of affiliates of our advisor for such services. We have retained Mediant Communications, Inc. to assist us in the distribution of proxy materials and solicitation of votes. We anticipate the costs of services incidental to the proxy solicitation to be approximately $5,800, excluding out of pocket expenses.

Q:
Who pays the cost of this proxy solicitation?

A:
We will pay all the costs of soliciting these proxies. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.

Q:
If I plan to attend the special meeting in person, should I notify anyone?

A:
While you are not required to notify anyone in order to attend the special meeting, if you do plan to attend the meeting, we would appreciate it if you would call us toll-free at (866) 606-2741 to let us know that you will be attending the meeting so that we will be able to prepare a suitable meeting room for the attendees.

Q:
Whom should I call if I have any questions?

A:
If you have any questions about how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, you should contact:

Mediant Communications, Inc.
P.O. Box 8035
Cary, North Carolina 27512-9916
Toll-Free: (844) 857-5731

PROPOSAL NO. 1 — APPROVAL OF AMENDMENTS TO OUR CHARTER
The Board has declared the proposed amendments to our Charter described below to be in the best interest of our stockholders and has directed that the proposed amendments be submitted for consideration at the special meeting of stockholders. If the proposed amendments are approved by our stockholders at the special meeting, as soon as is practicable following the special meeting, we will file the Articles of Amendment to our Charter (the “Articles of Amendment”) with the Maryland State Department of Assessments and Taxation (the “SDAT”). If Proposal 1A or Proposal 1B is not approved, the Charter will not be amended or restated and we will continue to be governed by the Charter as currently in effect. However, if both Proposal 1A and Proposal 1B are approved by the requisite vote at the special meeting or any postponement or adjournment thereof, then the Articles of Amendment will be filed with the SDAT and the applicable proposed amendment will be reflected in the Charter. The Articles of Amendment will become effective upon the filing of the Articles of Amendment with, and acceptance for record of the Articles of Amendment by, the SDAT.
A form of the Articles of Amendment is included as Appendix A to this proxy statement. The summary terms of our Charter set forth below is qualified in its entirety by our Charter. The principle changes to the Charter that would be made are summarized below in the following Proposals 1A and 1B. The description of the proposed amendments set forth below is qualified in its entirety by reference to Appendix A.
Proposal 1A — Increase Distribution Rate for K Shares, K-I Shares and K-T Shares
Under the Charter, subject to the preferential rights of the holders of any class or series of our capital stock ranking senior to K-I Shares, K Shares, and K-T Shares, if any such class or series is authorized in the future, the holders of each K-I Share, K Share and K-T Share will be entitled to receive, when and as authorized by the Board and declared by us, out of legally available funds, cumulative cash distributions on each K-I Share at the rate of 6% per annum of the K-I Share Distribution Base for such K-I Share, cumulative cash distributions on each K Share at the rate of 6% per annum of the K Share Distribution Base for such K Share, and cumulative cash distributions on each K-T Share at the rate of 6% per annum of the K-T Share Distribution Base for such K-T Share. The K-I Share Distribution Base is $10.00 per K-I Share, the K Share Distribution Base is $10.00 per K Share, and the K-T Share Distribution Base is $10.00 per K-T Share, subject to reduction for any special distributions of excess cash from net sales proceeds the Board may authorize us to pay. The distributions on the K-I Shares, K Shares and K-T Shares will accrue on each such share, whether or not authorized by the Board and declared by us and whether or not there are funds legally available for the payment of such distributions, on a cumulative basis, from the date of issuance of such K-I Share, K Share or K-T Share. While distributions on the K-I Shares, K Shares and K-T Shares will accrue on a daily basis, distributions on K-I Shares, K Shares and K-T Shares will be payable in arrears to holders of record as they appear in our stock records at the close of business on the applicable record date or record dates, which shall be each day of the period for which such distributions are payable or such other date or dates designated by the Board.
While distributions on the K-I Shares, K Shares and K-T Shares accrue on a daily basis, distributions on K-I Shares, K Shares and K-T Shares will be payable in arrears to holders of record as they appear in our stock records at the close of business on the applicable record date or record dates, which shall be each day of the period for which such distributions are payable or such other date or dates designated by the Board. The timing and amount of any distributions will be determined by our board directors, in its sole discretion, and may vary. Payment of distributions on our K-I Shares, K Shares and K-T Shares (and any parity securities) will be influenced in part by our intention to comply with the REIT requirements of the Internal Revenue Code of 1986, as amended.
K Shares, K-I Shares and K-T Shares rank, on a pro rata basis, senior to all other classes of stock with respect to distribution rights and rights upon the Company’s liquidation. Unless and until all accumulated, accrued, and unpaid distributions on our K-I Shares, K Shares, K-T Shares and any parity securities for all past distribution periods have been or contemporaneously are declared and paid on such K-I Shares, K Shares, K-T Shares and parity securities (or declared and a sum sufficient for the payment thereof is set aside for payment), we will not, directly or indirectly, declare and pay dividends or other distributions of cash or other property on junior securities (including our A Shares and B Shares).

Further, upon any voluntary or involuntary liquidation or dissolution of our company, which we refer to as a liquidation event, before any distribution or payment may be made to holders of the A Shares and shares of Class B capital stock (“B Shares”), the holder of each K-I Share, K Share, K-T Share and parity security will be entitled to be paid out of our assets legally available for distribution, after payment or provision for our debts and liabilities (excluding any deferred asset management fees, acquisition fees and disposition fees (plus interest accrued thereon) payable to our advisor), a liquidation preference. The liquidation preference for each K-I Share, K Share, and K-T Share will initially equal $10.00, $10.00, and $10.00 per share, plus an amount equal to any and all accumulated, accrued, and unpaid 6.0% distributions on K-I Shares, K Shares and K-T Shares (whether or not authorized) up to and including the date of payment on such K-I Share, K Share and K-T Share. The liquidation preference may be reduced as a result of the payment of distributions on our K-I Shares, K Shares and K-T Shares arising from the distribution of net sales proceeds. The liquidation preference on parity securities will be determined at the time, if any, that the Board authorizes a class or series of parity securities, but such liquidation preference would operate in all material respects in the manner described for the K-I Shares, K Shares, and K-T Shares.
On December [ ], 2019, the Board approved the proposed amendment of Proposal 1A, which would increase the rate at which cash distributions accrue under the Charter from 6.0% per annum of each of the K Share Distribution Base, K-I Share Distribution Base and K-T Share Distribution Base (or any parity securities) to a rate of 7.0% per annum of each of the K Share Distribution Base, K-I Share Distribution Base and K-T Share Distribution Base (or any parity securities).
As a result of such proposed amendment, cash distributions to holders of K Shares, K-I Shares and K-T Shares (or any parity securities) will automatically accrue under the Charter at a higher rate, giving the holders of K Shares, K-I Shares and K-T Shares (or any parity securities) an increased preference over other share classes of the Company with respect to current distributions as well as upon liquidation of the Company in the event funds are available to be distributed.
Proposal 1B — Increase Maximum Distribution Rate for A Shares
Under the Charter, following the payment in full of all accumulated, accrued, and unpaid distributions on the K Shares, K-I Shares and K-T Shares and any parity securities, and the payment of any accrued asset management fees (and any interest thereon) to the Advisor, each A Share will be entitled to receive, when and as authorized by the Board declared by the Company, out of legally available funds, distributions on each A Share at a rate not to exceed 6.0% of the stated value of an A Share ($10.00) from income and cash flow from ordinary operations on a cumulative basis. Except in the case of a liquidation, A Shares are not entitled to participate or receive any distributions on account of net sales proceeds arising from the sale of properties.
The distributions on A Shares will accrue on each such share, whether or not authorized by the Board and declared by the Company and whether or not there are funds legally available for the payment of such distributions, on a cumulative basis, from the date of issuance of such A Share. Distributions on the A Shares will accrue on a daily basis and will be payable in arrears to holders of record as they appear in the Company’s stock records at the close of business on the applicable record date, if any, selected by the Board.
As of the date of this proxy statement, the majority of the Company’s A Shares outstanding are held by TPG Hotel REIT Investor, LLC, an affiliate of the Advisor. TPG Hotel REIT Investor, LLC periodically purchases A Shares in private placements in order to fund the payment of organization and offering expenses related to the Company’s public offering and also to account for the difference between the applicable estimated net asset value per K-I Share and the applicable offering price per K-I Share and certain discounts to the offering prices of K Shares, K-I Shares and K-T Shares (excluding volume discounts). See “Security Ownership of Certain Beneficial Owners and Management” of this proxy statement for more information.
On December [ ], 2019, the Board approved the proposed amendment of Proposal 1B, which would increase the rate at which distributions on A Shares may be authorized by the Board and declared by the Company from a rate not to exceed 6.0% to a rate not to exceed 7.0% of each A Share’s stated value ($10.00) from income and cash flow from ordinary operations on a cumulative basis.

As a result of such proposed amendment, distributions to holders of A Shares will automatically accrue under the Charter at a higher rate, consistent with the 7.0% per annum distribution rate at which distributions to holders of K Shares, K-I Shares and K-T Shares would accrue if Proposal 1A is adopted.
Vote Required; Recommendation
The vote of holders of a majority of all votes entitled to vote on Proposal 1A and Proposal 1B, without the necessity for concurrence by the Board, is necessary for the approval of Proposal 1A and Proposal 1B. Abstentions and broker non-votes will have the same effect as votes cast against Proposal 1A and Proposal 1B.
Effective Time of Amendment
If Proposal 1A and Proposal 1B are each approved by the requisite vote, the proposed amendments will become effective upon the filing with and the acceptance for record by the SDAT of Articles of Amendment. We intend to file Articles of Amendment with the SDAT promptly following shareholder approval of Proposal 1A and Proposal 1B at our special meeting or any postponement or adjournment thereof.
If Proposal 1A or Proposal 1B is not approved by the requisite vote at the special meeting or any postponement or adjournment thereof, then the Articles of Amendment will not be filed with the SDAT and the Charter will not be amended. However, if both Proposal 1A and Proposal 1B are approved by the requisite vote at the special meeting or any postponement or adjournment thereof, then the Articles of Amendment will be filed with the SDAT and the applicable proposed amendment will be reflected in the Charter.
THE BOARD, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, HAS UNANIMOUSLY FOUND THE AMENDMENTS DESCRIBED IN THE ABOVE PROPOSALS AND SET FORTH IN THE ARTICLES OF AMENDMENT TO BE ADVISABLE, AND THEREFORE, UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE “FOR” THE PROPOSALS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information as of  [ ], 2019 regarding the beneficial ownership of our common stock by each person known by us to own 5.0% or more of the outstanding shares of common stock, each of our directors, and each named executive officer, and our directors and executive officers as a group. The percentage of beneficial ownership is calculated based on the outstanding shares of common stock, as of  [ ], 2019.
Beneficial Owner	Number of Common Stock Beneficially Owned	Percent of All Common Stock Shares
TPG Hotel REIT Investor, LLC(1)
Colony S2K Servicing LLC(2)
Directors and Executive Officers
James A. Procaccianti	(3)
Gregory Vickowski	(4)
Lawrence Aubin(5)
Thomas R. Engel(5)
Ronald S. Ohsberg(5)
All executive officers and directors as a group (5 persons)

(1)
TPG Hotel REIT Investor, LLC is wholly-owned by TPG Hotel REIT Investor Holdings, LLC. As a result, the shares disclosed as beneficially owned by TPG Hotel REIT Investor, LLC are also included in the aggregate number of shares beneficially owned by each of Mr. Procaccianti and Mr. Vickowski. The address of each of TPG Hotel REIT Investor, LLC and TPG Hotel REIT Investor Holdings, LLC is 1140 Reservoir Avenue, Cranston, Rhode Island 02920.

(2)
B Shares were issued to Colony S2K Servicing LLC pursuant to a private placement. Colony S2K Servicing LLC is not affiliated with the Company or any of its directors and officers. The business address of Colony S2K Servicing LLC is 777 Third Avenue, 28th Floor, New York, New York 10017.

(3)
Mr. Procaccianti is a managing member of TPG Hotel REIT Investor Holdings, LLC, which is the sole parent of TPG Hotel REIT Investor, LLC. As a managing member, Mr. Procaccianti possesses dispositive power with respect to the [295,429.54 shares of common stock] owned by TPG Hotel REIT Investor, LLC, and as such, may be deemed to be the beneficial owner of such shares.

(4)
Mr. Vickowski is a managing member of TPG Hotel REIT Investor Holdings, LLC, which is the sole parent of TPG Hotel REIT Investor, LLC. As a managing member, Mr. Vickowski possesses dispositive power with respect to the [295,429.54 shares of common stock] owned by TPG Hotel REIT Investor, LLC, and as such, may be deemed to be the beneficial owner of such shares.

(5)
Independent Director.

STOCKHOLDER PROPOSALS
Any proposals by stockholders for inclusion in proxy solicitation material for the 2020 Annual Meeting of Stockholders, including any proposals for nominees for election as director at the 2020 Annual Meeting of Stockholders, must be received by our secretary, Ron Hadar, at our offices no later than December 28, 2019, and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended. If a stockholder wishes to present a proposal at the 2020 Annual Meeting of Stockholders, whether or not the proposal is intended to be included in the 2020 proxy materials, our bylaws currently require that the stockholder give advance written notice to our secretary, Ron Hadar, at our offices no earlier than November 28, 2019 and no later than December 28, 2019. Stockholders are advised to review the Company’s bylaws, which contain other requirements with respect to advance notice of stockholder proposals and director nominations.
OTHER MATTERS
No matters, other than the proposals described in the Notice of Special Meeting, may be considered at the special meeting or at any postponement or adjournment thereof.
A copy of our 2018 annual report to stockholders was sent to stockholders on or around April 26, 2019. You may also obtain our other SEC filings and certain other information concerning us through the Internet at www.sec.gov and https://www.prochotelreit.com. Information contained in any website referenced in this proxy statement is not incorporated by reference in this proxy statement.
You are cordially invited to attend the special meeting in person. Whether or not you plan to attend the special meeting, you are requested to vote in accordance with the instructions herein.
By Order of the Board of Directors,

Ron Hadar Secretary and General Counsel
PLEASE VOTE — YOUR VOTE IS IMPORTANT

ANNEX A
PROCACCIANTI HOTEL REIT, INC.
ARTICLES OF AMENDMENT
Procaccianti Hotel REIT, Inc., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:
FIRST: The charter of the Corporation (the “Charter”) is hereby amended by deleting the first sentence of Section 5.2.3 of Article V in its entirety and substituting in lieu thereof a new sentence to read as follows:
Subject to the preferential rights of the holders of any class or series of Shares ranking senior to K-I Shares, K Shares and K-T Shares as to the payment of Distributions and except as may otherwise be specified in the Charter, (a) the holder of each K-I Share shall be entitled to receive, when and as authorized by the Board of Directors and declared by the Corporation, out of legally available funds, cumulative cash Distributions on each K-I Share at the rate of seven percent per annum of the K-I Share Distribution Base for such K-I Share, (b) the holder of each K Share shall be entitled to receive, when and as authorized by the Board of Directors and declared by the Corporation, out of legally available funds, cumulative cash Distributions on each K Share at the rate of seven percent per annum of the K Share Distribution Base for such K Share and (c) the holder of each K-T Share shall be entitled to receive, when and as authorized by the Board of Directors and declared by the Corporation, out of legally available funds, cumulative cash Distributions on each K-T Share at the rate of seven percent per annum of the K-T Share Distribution Base for such K-T Share.
SECOND: The Charter is hereby further amended by deleting the first sentence of Section 5.4.2 of Article V in its entirety and substituting in lieu thereof a new sentence to read as follows:
Following the payment in full of all accumulated, accrued and unpaid Distributions on the K-I Shares, K Shares and K-T Shares and on any Parity Securities and the payment of any accrued asset management fees payable to the Advisor (and any interest thereon), the holder of each Common Share shall be entitled to receive, when and as authorized by the Board of Directors and declared by the Corporation, out of legally available funds, Distributions on each Common Share at a rate not to exceed seven percent of each Common Share’s stated value of  $10.00 per share from income and cash flow from ordinary operations on a cumulative basis (the “Common Ordinary Distributions”).
THIRD: The amendments to the Charter as set forth above have been duly advised by the Board of Directors and approved by the stockholders of the Corporation entitled to vote thereon as required by law.
FOURTH: There has been no increase in the authorized shares of stock of the Corporation effected by the amendments to the Charter as set forth above.
FIFTH: The undersigned acknowledges these Articles of Amendment to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.
[SIGNATURE PAGE FOLLOWS]
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IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its President and Chief Executive Officer and attested to by its Chief Financial Officer and Treasurer on this    day of            , 20  .
ATTEST:	PROCACCIANTI HOTEL REIT, INC.
Name: Gregory Vickowski Title: Chief Financial Officer and Treasurer	By:	(SEAL) Name: James Procaccianti Title: President and Chief Executive Officer
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PROCACCIANTI HOTEL REIT, INC. SPECIAL MEETING OF STOCKHOLDERS—XXXX XX, 2020 The undersigned stockholder of Procaccianti Hotel REIT, Inc. (the ’’Company’’), a Maryland corporation, hereby appoints James A. Procaccianti, Gregory Vickowski, and Ron Hadar, and each of them, as proxies of the undersigned with full power of substitution in each of them as determined by the Procaccianti Hotel REIT, Inc. Board of Directors, on behalf and in the name of the undersigned, to attend the Special Meeting of Stockholders of Procaccianti Hotel REIT, Inc. to be held on XXXX XX, 2020 at 9:30 A.M. (ET), at the offices of Procaccianti Hotel REIT, Inc., located at 1140 Reservoir Avenue, Cranston, RI 02920-6320 and any and all adjournments and postponements thereof, and to cast on behalf of the undersigned all votes which the undersigned would be entitled to cast if personally present, as indicated on the reverse side of this ballot, and otherwise to represent the undersigned at the meeting and any adjournments or postponements thereof, with all power possessed by the undersigned as if personally present and to vote in their discretion on such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and of the accompanying proxy statement, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting. This proxy is solicited on behalf of the Procaccianti Hotel REIT, Inc. Board of Directors. In accordance with the recommendation of the Board of Directors or in the absence of such a recommendation, in their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting, including matters incident to its conduct or a motion to adjourn or postpone the meeting to another time and/or place for the purpose of soliciting additional proxies for any and all of the proposals referenced herein. Please fold here—Do not separate PXY-SP PROC-V3 PLEASE BE SURE TO MARK, SIGN AND DATE THIS CARD Scan code for mobile voting PROXY TABULATOR PO BOX 8035 CARY, NC 27512-9916 PO BOX 8035 , Cary, NC 27512-9916 VOTE BY INTERNET: Go To: www.proxypush.com/PROC Have your Proxy Card ready. Follow the simple instructions to record your vote. VOTE BY PHONE: Call 1-866-256-0074Use any touch-tone telephone, 24 hours a day, 7 days a week. Have your Proxy Card ready. VOTE BY MAIL: Mark, sign and date your Proxy Card. Fold and return your Proxy Card in the postage-paid envelope provided with the address below showing through the window. NOTE: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. If the stock is jointly owned, the signature of one shall bind all unless the Secretary of the company is given written notice of the contrary and furnished with a copy of the instrument or order which so provides. Signature Date Signature Date

PXY-SP PROC-V3 YOUR VOTE IS IMPORTANT! PLEASE BE SURE TO SIGN, DATE AND RETURN YOUR PROXY CARD TODAY! EVERY STOCKHOLDER'S VOTE IS IMPORTANT! This communication presents only an overview of the more complete proxy materials that are available to you in this packet and on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is available at: www.proxypush.com/PROC PLEASE AUTHORIZE YOUR PROXY TODAY! PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED STOCKHOLDER. IF NO VOTING INSTRUCTION IS GIVEN AS TO ANY ITEM, THIS PROXY WILL BE VOTED ’’FOR" EACH OF THE PROPOSALS LISTED. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: THE BOARD OF DIRECTORS RECOMMENDS A VOTE ’’FOR" EACH OF THE PROPOSALS. IF NO SPECIFICATION IS MADE, SUCH PROXY WILL BE VOTED IN ACCORDANCE WITH THESE RECOMMENDATIONS. 1. Approval of Amendments to Second Articles of Amendment and Restatement of the Company (the ’’Charter’’): 1A. Amendment of the Charter to increase the rate at which cash distributions accrue from 6.0% per annum of each of the shares of Class K common stock’s, Class K-I common stock’s and Class K-T common stock’s distribution bases to a rate of 7.0% per annum. 1B. Amendment of the Charter to increase the maximum distribution rate of shares of Class A common stock ("A Shares’’) from a rate not to exceed 6.0% to a rate not to exceed 7.0% of each A Share’s stated value. FOR AGAINST ABSTAIN